CCMI FUNDS

                                CCMI Equity Fund
                                 CCMI Bond Fund
                    CCMI Tax-Exempt North Carolina Bond Fund

                       Supplement dated December 14, 2004
                       To Prospectus dated October 1, 2004

         Commerce Capital Management, Inc. ("CCM") currently serves as the investment adviser to the CCMI Equity Fund, the CCMI Bond Fund and the CCMI Tax-Exempt North Carolina Bond Fund (each a "Fund" and collectively, the "Funds"), each a series of CCMI Funds (the "Trust"). CCM previously was a wholly owned subsidiary of National Commerce Financial Corporation. On October 1, 2004, SunTrust Banks, Inc. ("SunTrust") acquired all of the outstanding shares of National Commerce Financial Corporation (the "Acquisition"). Under the Investment Company Act of 1940, as amended (the "1940 Act"), a transaction that results in a change of control of an investment adviser may be deemed an "assignment." The 1940 Act further provides that an advisory agreement automatically terminates in the event of its assignment. The Acquisition resulted in a "change in control" of National Commerce Financial Corporation and CCM, its wholly owned subsidiary, and caused the "assignment" and resulting termination of the advisory agreement between the Trust and CCM.

         On September 13, 2004, the Board of Trustees of the Trust (the "Board") approved an interim investment advisory agreement (the "Interim Advisory Agreement") between the Trust and CCM. The Interim Advisory Agreement took effect on October 1, 2004 following the change of control of CCM. The purpose of the Interim Advisory Agreement is to allow CCM to continue managing the Funds assets until shareholders approve a new investment advisory agreement for the Funds. On September 13, 2004 the Board also approved a new investment advisory contract ("New CCM Advisory Agreement") for the Funds with CCM, subject to shareholder approval.

         Subsequent to the Acquisition, SunTrust decided that CCM would dissolve and cease operations as an investment manager (the "Dissolution"). The Dissolution is expected to occur on or about December 31, 2004. Accordingly, CCM will no longer be able to serve as investment adviser to the Funds after that date. The Board of Trustees of the Trust has determined that it is in the best interests of the Trust to retain Trusco Capital Management, Inc. ("Trusco") as investment adviser to each Fund going forward. On November 17, 2004 and December 13, 2004 the Board, subject to shareholder approval, approved the appointment of Trusco Capital Management, Inc. ("Trusco"), a registered investment adviser and wholly owned subsidiary of SunTrust, as the investment adviser to the Funds, and approved a new investment advisory agreement (the "New Advisory Agreement") between the Trust and Trusco.

         A special meeting of shareholders (the "Special Meeting") will to be held at the principal offices of the Trust on December 30, 2004 at 10:00 a.m., Eastern Time. In accordance with the 1940 Act, shareholders will be asked to approve the New CCM Advisory Agreement and the New Advisory Agreement. Only shareholders of record at the close of business on November 29, 2004 will be entitled to vote at the Special Meeting. Shareholders may vote in person or by proxy. If approved, Trusco will serve as investment adviser to the Funds beginning on or about December 30, 2004.

         In addition, at meetings on November 17, 2004, and December 12 and 13, 2004, the Trust's Board approved, subject to shareholder approval, a proposed Agreement and Plan of Reorganization between the Trust and STI Classic Funds (the "STI Trust"), on behalf of three of its series (the STI Classic Growth and Income Fund, STI Classic Investment Grade Bond Fund, and STI Classic North Carolina Tax-Exempt Bond Fund) (each an "STI Fund" and collectively, the "STI Funds"). If shareholders approve the reorganization, each Fund will transfer all of its assets and liabilities to the corresponding STI Fund listed opposite its name in the chart below and shareholders of each Fund will become shareholders of the corresponding STI Fund:

---------------------------------------------------------- -----------------------------------------------------------
CCMI Fund                                                  STI Fund
---------------------------------------------------------- -----------------------------------------------------------
CCMI Equity Fund                                           STI Classic Growth and Income Fund
---------------------------------------------------------- -----------------------------------------------------------
CCMI Bond Fund                                             STI Classic Investment Grade Bond Fund
---------------------------------------------------------- -----------------------------------------------------------
CCMI Tax-Exempt North Carolina Bond Fund                   STI Classic North Carolina Tax-Exempt Bond Fund*
---------------------------------------------------------- -----------------------------------------------------------

*The STI Classic North Carolina Tax-Exempt Bond Fund is a newly created series of the STI Trust.

         This supplement and the Prospectus dated October 1, 2004 provide the information a prospective investor ought to know before investing and should be retained for future reference. A Statement of Additional Information has been filed with the Securities and Exchange Commission dated October 1, 2004, which is incorporated herein by reference and can be obtained without charge by calling the Fund at 1-800-386-3111.